AMENDMENT TO NOTE PAYABLE AGREEMENT

This Amendment, dated as of October 2, 2019 (this “Amendment”), made and entered into by and between YayYo, Inc., a Delaware corporation with its principal office located at 433 N. Camden Drive, Suite 600, Beverly Hills, California 90210 (hereinafter referred to as the “Company”) and Bellridge Capital, LLC located at 515 E. Las Olas Boulevard, Suite 120A, Fort Lauderdale, Florida 33301 (hereinafter referred to as “Bellridge”), with reference to the following:

WHEREAS, prior to the date hereof the Company repaid and exchanged a senior secured promissory note in the principal face amount of $6,000,000 and entered into a new note payable agreement whereby it repaid $4,821,810 of the original $6,000,000 note payable and left a remaining balance of $1,178,190, plus an original issue discount of $117,828 for a note payable for $1,296,018. This note payable was due the earlier of August 31, 2019 or the closing of an offering of at least $3,000,000. (the “Maturity Date”);

WHEREAS, the Company and Bellridge have determined that it is necessary, desirable, and in the best interest of the Company and Bellridge to amend the Note as set forth in this Amendment; and

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the Company and Bellridge hereby agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings assigned to them in the Note.

2. Effective Date. This Amendment is effective as of October 2, 2019 (the “Effective Date”), and all references to the Note from and after such time will be deemed to be references to the Note as amended hereby.

3. Amendments to the Note: In consideration of good and valuable consideration, as of Effective Date, the Maturity Date shall be extended to the earlier of October 31, 2019 or the closing of an offering of at least $3,000,000.

4. The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

5. Except as set forth in this Amendment, the Note is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between this Amendment and the Note or any earlier amendment, the terms of this Amendment will prevail.

1

6. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Amendment and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Amendment. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

7. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

8. If any term, provision, covenant or restriction of this Amendment or applicable to this Amendment is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

[Signature Page to Follow]

2

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Note to be duly executed as of the date first above written.

YAYYO, INC.

By:	/s/ Jonathan Rosen
Name:	Jonathan Rosen
Title:	Chief Executive Officer

BELLRIDGE CAPITAL, LLC

By:	/s/ Robert Klimov
Name:	Robert Klimov
Title:	Managing Partner

3